EMPLOYMENT AGREEMENT


     THIS AGREEMENT entered into as of the 10th day of April, 1995, by and between AutoInfo, Inc. (the "Company"), and Scott Zecher (the "Executive").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) exists and that the threat of or the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

     WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

     WHEREAS, in order to induce the Executive to remain in the employ of the Company, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits during the term of his employment following a Change in Control, in the event his employment is terminated as a result of, or in connection with, a Change in Control and to provide the Executive with the Gross-Up Payment (as hereinafter defined).

     NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

     1. Employment Term. (a) The "Employment Term" shall commence on the first date during the Protected Period (as defined in Section 1 (c) below) on which a Change in Control occurs (the "Effective Date") and shall expire on the third anniversary of the Effective Date; provided, however, that on each anniversary of the Effective Date, the Employment Term shall automatically be extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the Employment Term shall not be so extended.

          (b) Notwithstanding anything contained in this Agreement to the contrary, if the Executive's employment is terminated prior to the Effective Date and the Executive reasonably demonstrates that such termination (1) was at the request of a Third Party (as hereinafter defined) who has effectuated a Change in Control or (2) otherwise occurred in connection with, or in anticipation of, a Change in Control, then for all purposes of this Agreement, the Effective Date shall mean the date immediately prior to the date of such termination of the Executive's employment.

          (c) For purposes of this Agreement, the "Protected Period" shall be the three (3) year period commencing on April 10, 1995; provided, however, that the Protected Period shall be automatically extended for one (1) year on April 9, 1996 and on each April 9, thereafter unless the Company shall have given written notice to the Executive at least ninety (90) days prior thereto that the Protected Period shall not be so extended; and provided further, however, that notwithstanding any such notice by the Company not to extend, the Protected Period shall not end if prior to the expiration thereof any Third Party has indicated an intention or taken steps reasonably calculated to effect a Change in Control, in which event the Protected Period shall end only after such Third Party publicly announces that it has abandoned all efforts to effect a Change in Control.

     2. (a) Subject to the provisions of Section 8 hereof, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company during the Employment Term. During the Employment Term, the Executive shall be employed as the President and Chief Operating Officer of the Company or in such other senior executive capacity as may be mutually agreed to in writing by the parties. The Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity. He shall also promote, by entertainment or otherwise, the business of the Company.

          (b) During the Employment Term, excluding periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to the Executive hereunder. The Executive may (1) serve on corporate, civil or charitable boards or committees, (2) manage personal investments and
(3) deliver lectures and teach at educational institutions, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities hereunder. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

     3. Compensation.

          (a) Base Salary. During the Employment Term, the Company agrees to pay or cause to be paid to the Executive annual base salary at a rate at least equal to the highest rate of the Executive's annual base salary as in effect at any time within ninety (90) days preceding the Effective Date, and as may be increased from time to time (hereinafter referred to as the "Base Salary"). Such Base Salary shall be payable in accordance with the Company's customary practices applicable to its executives.

          (b) Annual Bonus. In addition to Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Term, an annual bonus (the "Annual Bonus") in cash at least equal to the average of the annual bonus paid or payable during the three full fiscal years ended prior to the Effective Date (or such lesser period for which the annual bonuses were paid or payable to the Executive) (the "Recent Average Bonus"). Each such Annual Bonus shall be paid in two semi-annual payments no later than one month following each six and twelve month anniversary hereunder, unless the Executive shall elect to defer the receipt of such Annual Bonus.

     4. Employee Benefits. During the Employment Term, the Executive shall be entitled to participate in all employee benefit plans, practices and programs maintained by the Company and made available to employees generally, including, without limitation, all pension, retirement, profit sharing, savings, medical, hospitalization, disability, dental, life or travel accident insurance benefit plans. Unless otherwise provided herein, the compensation and benefits under,


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

and the Executive's participation in, such plans, practices and programs shall be on the same basis and terms as are applicable to employees of the Company generally, but in no event on a basis less favorable in terms of benefit levels and coverage than the most favorable of such plans, practices and programs covering the Executive at any time within ninety (90) days preceding the Effective Date, or if more favorable, at any time thereafter.

     5. Executive Benefits. During the Employment Term, the Executive shall be entitled to participate in all executive benefit or incentive compensation plans maintained or established by the Company for the purpose of providing compensation and/or benefits to executives of the Company. Unless otherwise provided herein, the compensation and benefits under, and the Executive's participation in, such plans shall be on the same basis and terms as other similarly situated executives of the Company, but in no event on a basis less favorable in terms of benefit levels or reward opportunities than the most favorable benefit levels and reward opportunities applicable to the Executive at any time within ninety (90) days preceding the Effective Date, or if more favorable, at any time thereafter. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive's entitlements hereunder.

     6. Other Benefits.

          (a) Automobile. The Company recognizes that Employee will be required to incur significant travel in rendering services to the Company hereunder and in connection therewith the Company during the Employment Term shall provide Employee with an automobile (which the Company at its option may either purchase or lease in its or Employee's name) which the parties agree shall be an automobile of the Employee's reasonable choice and the Company shall pay all of the expenses associated with the operation of such automobile including, without limitation, maintenance, fuel, repair and insurance costs.

          (b) Expenses. The Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

     7. Vacation and Sick Leave. During the Employment Term, at such reasonable times as the Board shall in its discretion permit, the Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, provided that:

          (a) The Executive shall be entitled to annual vacation in accordance with the policies as periodically established by the Board for similarly situated executives of the Company; provided, however, that in no event shall the Executive's annual vacation entitlement be less than five weeks per year.

          (b) The Executive shall be entitled to sick leave (without loss of pay) in accordance with the Company's policies as in effect from time to time.

     8. Termination. During the Employment Term, the Executive's employment hereunder may be terminated under the following circumstances:

          (a) Cause. The Company may terminate the Executive's employment for "Cause." A termination of employment is for "Cause" if the Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however that no termination of the Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) the Executive shall have been provided an opportunity to be heard by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after a Notice of Termination is given by the Executive shall constitute Cause for purposes of this Agreement.

          (b) Disability. The Company may terminate the Executive's employment after having established the Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days. The Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of the Executive's Disability during which the Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination (as each term is hereinafter defined) relating to the Executive's Disability, the Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of the Executive will be deemed to have occurred.

          (c) Good Reason. (1) The Executive may terminate his employment for "Good Reason." For purposes of this Agreement, Good Reason shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (viii) hereof:

               (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Executive from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Executive other than for Good Reason;

               (ii) a reduction in the Executive's Base Salary or any failure to pay the Executive any compensation or benefits to which he is entitled within five days of the date due;

               (iii) the Company's requiring the Executive to be based at any place outside a 30-mile radius from Fair Lawn, New Jersey, except for reasonably required travel on the Company's business which is not greater than such travel requirements prior to the Change in Control;

               (iv) the failure by the Company to (A) continue in effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Executive was participating immediately prior to the Effective Date, including, but not limited to, the medical coverage afforded the Executive and his family, unless a substitute or replacement plan has been implemented which provides substantially identical compensation or benefits to the Executive;

               (v) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company;

               (vi) any material breach by the Company of any provision of this Agreement;

               (vii) any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a); or

               (viii) the failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 13 hereof.

          (2) Any event or  condition  described in Section  8(c)(1)(i)  through
     (viii) which occurs prior to a Change in Control but which the Executive reasonably demonstrates (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or (B) otherwise arose in connection with, or in anticipation of a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

          (3) The Executive's right to terminate his employment pursuant to this
     Section 8(c) shall not be affected by his incapacity due to physical or mental illness.

          (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

     9. Compensation Upon Termination. Upon termination of the Executive's employment during the Employment Term, the Executive shall be entitled to the following benefits:

          (a) If the Executive's employment with the Company shall be terminated
(1) by the Company for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason or during the 60-day period commencing on the first anniversary of the date of the Effective Date (the "Window Period"), the Company shall pay the Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including (i) Base Salary, (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the Termination Date, (iii) vacation pay, and (iv) sick leave
(collectively, "Accrued Compensation"). In addition to the foregoing, if the Executive's employment is terminated by the Company for Disability or by reason of the Executive's death, the Company shall pay to the Executive or his beneficiaries an amount equal to the "Pro Rata Bonus" (as hereinafter defined). The "Pro Rata Bonus" is an amount equal to the "Highest Annual Bonus" (as hereinafter defined) multiplied by a fraction the numerator of which is the number of days in such fiscal year through the Termination Date and the denominator of which is 365. The "Highest Annual Bonus" is an amount equal to the greater of (A) the Annual Bonus paid or payable, to the Executive (and annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) for the most recently completed fiscal year during the Employment Term, if any, and (B) the Recent Average Bonus. The Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs and practices then in effect.

          (b) If the Executive's employment with the Company shall be terminated (other than by reason of death), (1) by the Company other than for Cause or Disability, (2) by the Executive for Good Reason or (3) by the Executive for any reason within the Window Period, the Executive shall be entitled to the following:

               (i) the Company shall pay the Executive all Accrued Compensation and a Pro-Rata Bonus;

               (ii) the Company shall pay the Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date, in a single payment an amount (the "Severance Amount") in cash equal to either
(y) if the Termination Date occurs on or before April 9, 1996, three times the sum of (A) the Executive's Base Salary at the highest rate in effect at any time subsequent to the 90th day prior to the Effective Date and (B) the Highest Annual Bonus; or (z) if the Termination Date occurs on or after April 10, 1996, two times the sum of (A) the Executive's Base Salary at the highest rate in effect at any time subsequent to the 90th day prior to the Effective Date and
(B) the Highest Annual Bonus;

               (iii) for 36 months  (the  "Continuation  Period"),  the  Company shall at its expense continue on behalf of the Executive and his dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits provided (x) to the Executive at any time during the 90-day period prior to the Effective Date or at any time thereafter or (y) to other similarly situated executives who continue in the employ of the Company during the Continuation Period. The coverage and benefits (including deductibles and costs) provided in this Section 9(b)(iii) during the Continuation Period shall be no less favorable to the Executive and his dependents and beneficiaries, than the most favorable of such coverages and benefits during any of the periods referred to in clauses (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive, his dependents or beneficiaries may be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

               (iv) (A) the restrictions on any outstanding incentive awards (including restricted stock and stock options) granted to the Executive under the Company's Stock Option Plans or under any other incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become 100% vested, and all performance units granted to the Executive shall become 100% vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company.

               (v) during the Continuation Period, the Company shall at its expense continue to provide the Executive with an automobile as provided for in
Section 6(a).

          (c) The amounts provided for in Sections 9(a) and 9(b)(i) and (ii) shall be paid within five days after the Executive's Termination Date.

          (d) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 9(b)(iii).

          (e) The severance pay and benefits provided for in Sections 9(a) and 9(b)(i) and (ii) shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement or pursuant to the Employment Agreement dated January 1, 1994, as amended, between the Company and the Executive.

     10. Definitions.

          (a) Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

          (1) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary") (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined); and

          (2) The individuals who, as of April 10, 1995 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3) Approval by stockholders of the Company of:

               (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                    (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (B) the  individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                    (C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the


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

               then outstanding Voting Securities), has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

               (ii) A complete liquidation or dissolution of the Company; or

               (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          (4) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          (b) Notice of Termination. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Any purported termination by the Company or by the Executive shall be communicated by written Notice of Termination to the other. For purposes of this Agreement, no such purported termination of employment shall be effective without such Notice of Termination.

          (c) Termination Date. Etc. For purposes of this Agreement, "Termination Date" shall mean in the case of the Executive's death, his date of death, or in all other cases, the date specified in the Notice of Termination subject to the following:

                  (1) If the Executive's employment is terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of his duties during such period of at least thirty (30) days; and

                  (2) If the Executive's employment is terminated for Good Reason or during a Window Period Termination, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Company.

     11. Excise Tax Payments.

          (a) In the event that any payment or benefit (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to the Executive or for his benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a change in ownership or effective control of the Company or of a substantial portion of its assets (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on his return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company and reasonably acceptable to the Executive which is designated as one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five days of the Termination Date, if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute"). The Gross-Up Payment, if any, as determined pursuant to this Section 11(b) shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. The existence of the Dispute shall not in any way affect the Executive's right to receive the Gross-Up Payment in accordance with the Determination. Upon the final resolution of a Dispute, the Company shall promptly pay to the Executive any additional amount required by such resolution. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of Section 11(c) below.

          (c) Notwithstanding anything contained in this Agreement to the contrary, in the event that, according to the Determination, an Excise Tax will be imposed on any Payment or Payments, the Company shall pay to the applicable government taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Company has actually withheld from the Payment or Payments.

     12. Unauthorized Disclosure. During the period that the Executive is actively employed by the Company, the Executive shall not make any Unauthorized Disclosure. For purposes of this Agreement, "Unauthorized Disclosure" shall mean disclosure by the Executive without the consent of the Board (other than pursuant to a court order) to any person, other than an employee or director of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company or as may be legally required, of any material confidential information obtained by the Executive while in the employ of the Company (including any material confidential information with respect to any of the Company's customers or methods of distribution) the disclosure of which is demonstrably and materially injurious to the Company; provided, however, that such term shall not include the use or disclosure by the Executive, without consent, of any information known generally to the public (other than as a result of disclosure by him in violation of this Section 12) or any information not otherwise considered confidential and material by a reasonable person engaged in the same business as that conducted by the Company.

     13. Successors and Assigns.

          (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity' acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

          (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

     14. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company under which the Executive is or may be entitled to receive benefits, or (c) the Executive's hearing before the Board as contemplated in Section 8(a) of this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section l(a)) occurred on or after a Change in Control.

     15. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of
Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

     16. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

     17. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, defense, recoupment, or other right which the Company may have against the Executive or others.

     18. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     19. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in New Castle county of the State of Delaware.

     20. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     21. No Guaranteed Employment. The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either the Executive or the Company at any time. Moreover, if prior to the Effective Date, the Executive's employment with the Company terminates, the Executive shall have no further rights under this Agreement.

     22. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

                                                AUTOINFO, INC.

                                          By:   /s/ Andrew Gaspar
                                                -------------------------------
                                                Andrew Gaspar, Chairman of the
                                                Board of Directors

ATTEST:
/s/ William Wunderlich
------------------------------
Secretary

                                                        /s/ Scott Zecher
                                                -------------------------------
                                                        Scott Zecher